Exhibit 99.3

      THE TRANSFER OF THIS AGREEMENT IS SUBJECT TO CERTAIN PROVISIONS
                CONTAINED HEREIN AND TO RESALE RESTRICTIONS
                UNDER THE SECURITIES ACT OF 1933, AS AMENDED



                           STOCK OPTION AGREEMENT


           STOCK OPTION AGREEMENT ("Option Agreement") dated May 27, 1998, by and between REPUBLIC SECURITY FINANCIAL CORPORATION, a Florida corporation (the "Parent"), and FIRST PALM BEACH BANCORP, INC., a Delaware corporation (the "Company").

                            W I T N E S S E T H:

           WHEREAS, the Board of Directors of the Parent and the Board of Directors of the Company have approved an Agreement and Plan of Merger dated as of even date herewith (the "Merger Agreement") providing, among other things, for the merger of the Company with and into the Parent;

           WHEREAS, as a condition and inducement to the Parent's entering into the Merger Agreement, the Parent has required that the Company agree, and the Company has agreed, to grant to the Parent the Option (as hereinafter defined);

           NOW, THEREFORE, in consideration of the premises contained herein and in the Merger Agreement, the parties agree as follows:

           1. DEFINITIONS. Capitalized terms used but not defined herein shall have the same meanings as in the Merger Agreement.

           2. GRANT OF OPTION. Subject to the terms and conditions set forth herein, the Company hereby grants to the Parent an option (the "Option") to purchase up to 1,009,725 fully paid and nonassessable, authorized and unissued shares of the Company's common stock ("Company Common Stock") at a price of $40.50 per share (the "Purchase Price") payable in cash as provided in Section 4 hereof; provided, however, that in no event shall the number of shares of Company Common Stock for which this Option is exercisable exceed 19.9% of the Company's issued and outstanding shares of Company Common Stock (without giving effect to any shares subject to or issued pursuant to the Option). The number of shares of Company Common Stock that may be received upon the exercise of the Option and the Purchase Price are subject to adjustment as herein set forth.

           3.   EXERCISE OF OPTION.

           (a) The Parent may exercise the Option, in whole or in part, and from time to time, if, but only if, both an Extension Event (as hereinafter defined) and a Purchase Event (as hereinafter defined) shall have occurred prior to the occurrence of an Exercise Termination Event (as hereinafter defined), provided that the Parent shall have sent the written notice of such exercise (as provided in subsection (e) of this Section 3) within 90 days following such Purchase Event. Each of the following shall be an "Exercise Termination Event": (i) the Effective Time of the Merger; (ii) termination of the Merger Agreement in accordance with the provisions thereof if such termination occurs prior to the occurrence of an Extension Event, except a termination by Parent pursuant to Section 9.1(f) of the Merger Agreement (unless the breach by the Company giving rise to such right of termination is non-volitional); or (iii) the passage of 12 months after termination of the Merger Agreement if such termination follows the occurrence of an Extension Event or is a termination by Parent pursuant to
 Section 9.1(f) of the Merger Agreement (unless the breach by the Company giving rise to such right of termination is non-volitional). Notwithstanding the foregoing, if the Option cannot be exercised on such day because of any injunction, order or similar restraint issued by a Governmental Entity of competent jurisdiction, the Option shall expire on the 10th business day after such injunction, order or restraint shall have been dissolved or when such injunction, order or restraint shall have become permanent and no longer subject to appeal, as the case may be. Any exercise of the Option shall be subject to compliance with applicable law.

           (b) As used herein, a "Purchase Event" shall mean any of the following events:

                (i) The Company or any Company Subsidiary, without having received prior written consent from the Parent, shall have entered into, authorized, recommended, proposed or publicly announced its intention to enter into, authorize, recommend, or propose, an agreement, arrangement or understanding with any Person (other than the Parent or any Parent Subsidiary) to (A) effect a merger or consolidation or similar transaction involving the Company or any Company Subsidiary (other than internal mergers, reorganizing actions, consolidations or dissolutions involving only existing Company Subsidiaries), (B) purchase, lease or otherwise acquire all or a substantial portion of the assets of the Company or any Company Subsidiary or (C) purchase or otherwise acquire (including by way of merger, consolidation, share exchange or similar transaction) beneficial ownership of securities representing 20% or more of the voting power of the Company or any Company Subsidiary (any such transaction in clause (A), (B) or (C) hereof, an "Acquisition Transaction"); provided, however, that in no event shall (i) any merger, consolidation, purchase or similar transaction involving only the Company and one or more of its Subsidiaries, or involving only any two or more of such Subsidiaries, or (ii) any merger, consolidation or similar transaction as to which the common stockholders of the Company immediately prior thereto own in the aggregate at least 60% of the common stock of the surviving corporation or its publicly held parent corporation immediately following consummation thereof to be deemed to be an Acquisition Transaction, provided that any such transaction is not entered into in violation of the terms of the Merger Agreement; or

                (ii) any Person (other than the Parent or any Parent Subsidiary or any Person acting in concert with the Parent; or the Company or any Company Subsidiary acting in a fiduciary capacity) shall have acquired Beneficial Ownership of 20% or more of the voting power of the Company or any Company Subsidiary.

           (c) As used herein, the term "Extension Event" shall mean any of the following events:

                (i)  a Purchase Event of the type specified in clauses
      (b)(i) and (b)(ii) above;

                (ii) any Person (other than the Parent or any Parent Subsidiary) shall have "commenced" (as such term is defined in Rule 14d-2 under the Exchange Act), or shall have filed a registration statement under the Securities Act with respect to, a tender offer or exchange offer to purchase shares of Company Common Stock such that, upon consummation of such offer, such Person would have Beneficial Ownership (as defined below) or the right to acquire Beneficial Ownership of 20% or more of the voting power of the Company or any Company Subsidiary;

                (iii) any Person (other than the Parent or any Parent Subsidiary; or the Company or any Company Subsidiary in a fiduciary capacity) shall have publicly announced its willingness, or shall have publicly announced a bona fide proposal, or publicly disclosed an intention to make a bona fide proposal, (x) to make an offer described in clause (ii) above or (y) to engage in an Acquisition Transaction; or

                (iv) the Company's Board of Directors shall have withdrawn, modified or changed in a manner adverse to the Parent the recommendation of the Company's Board of Directors with respect to the Merger, the Merger Agreement or the transactions contemplated thereby.

           (d)  As used herein, the terms "Beneficial Ownership,"
 "Beneficially Own" and "Beneficial Owner" shall have the meanings ascribed to them in Rule 13d-3 under the Exchange Act.

           (e) In the event that the Parent wishes to exercise the Option, it shall deliver to the Company a written notice (the date of which being herein referred to as the "Notice Date") specifying (i) the total number of shares it intends to purchase pursuant to such exercise and (ii) a place and date not earlier than three business days nor later than 60 calendar days from the Notice Date for the closing of such purchase (the "Closing Date").

           4.   PAYMENT AND DELIVERY OF CERTIFICATES.

           (a) At the closing referred to in Section 3 hereof, the Parent shall (i) pay to the Company the aggregate Purchase Price for the shares of Company Common Stock purchased pursuant to the exercise of the Option in immediately available funds by wire transfer to a bank account designated by the Company and (ii) present and surrender this Agreement to the Company at its principal executive offices.

           (b) At such closing, simultaneously with the delivery of cash as provided in Section 4(a), the Company shall deliver to the Parent a certificate or certificates representing the number of shares of Company Common Stock purchased by the Parent, registered in the name of the Parent or a nominee designated in writing by the Parent and, if the Option should be exercised in part only, a new Option evidencing the rights of the holder thereof to purchase the balance of the shares purchasable hereunder, and the Parent shall deliver to the Company a letter agreeing that the Parent shall not offer to sell, pledge or otherwise dispose of such shares in violation of applicable law or the provisions of this Option Agreement.

           (c) If at the time of issuance of any Company Common Stock pursuant to any exercise of the Option, the Company shall have issued any share purchase rights or similar securities to holders of Company Common Stock, then each such share of Company Common Stock shall also represent rights with terms substantially the same as and at least as favorable to the Parent as those issued to other holders of Company Common Stock.

           (d) Certificates for Company Common Stock delivered at any closing hereunder shall be endorsed with a restrictive legend which shall read substantially as follows:

           The transfer of the shares represented by this certificate is subject to certain provisions of an agreement between the registered holder hereof and _____________________, a copy of which is on file at the principal office of _________________________, and to resale restrictions arising under the Securities Act of 1933 and any applicable state securities laws.
           A copy of such agreement will be provided to the holder hereof without charge upon receipt by __________________ of a written request therefor.

 It is understood and agreed that the above legend shall be removed by delivery of substitute certificate(s) without such legend if the Parent shall have delivered to the Company an opinion of counsel, in form and substance reasonably satisfactory to the Company and its counsel, to the effect that such legend is not required for purposes of the Securities Act and any applicable state securities laws.

           5.   AUTHORIZATION, ETC.

           (a) The Company hereby represents and warrants to the Parent that:

                (i) the Company has full corporate authority to execute and deliver this Option Agreement and, subject to Section 11(i), to consummate the transactions contemplated hereby;

                (ii) such execution, delivery and consummation have been authorized by the Board of Directors of the Company, and no other corporate proceedings are necessary therefor;

                (iii) this Option Agreement has been duly and validly executed and delivered; and

                (iv) the Company has taken all necessary corporate action to authorize and reserve and, subject to Section 11(i), permit it to issue and, at all times from the date hereof through the date of the exercise in full or the expiration or termination of the Option, shall have reserved for issuance upon exercise of the Option, that number of shares of Company Common Stock equal to the maximum number of shares of Company Common Stock at any time and from time to time issuable hereunder, all of which, upon issuance pursuant hereto, shall be duly authorized, validly issued, fully paid and nonassessable, and shall be delivered free and clear of all claims, liens, encumbrances, restrictions (other than federal and state securities restrictions and other than as set forth in Section C of Article Fourth of the Company's Certificate of Incorporation) and security interests and not subject to any preemptive rights.

           (b) The Parent hereby represents and warrants to the Company that:

                (i) the Parent has full corporate authority to execute and deliver this Option Agreement and, subject to Section 11(i), to consummate the transactions contemplated hereby;

                (ii) such execution, delivery and consummation have been authorized by all requisite corporate action by the Parent and no other corporate proceedings are necessary therefor;

                (iii) this Option Agreement has been duly and validly executed and delivered; and

                (iv) any Company Common Stock or other securities acquired by the Parent upon exercise of the Option will not be taken with a view to the public distribution thereof and will not be transferred or otherwise disposed of except in compliance with the Securities Act.

           6. ADJUSTMENT UPON CHANGES IN CAPITALIZATION. In the event of any change in Company Common Stock by reason of stock dividends, split-ups, recapitalizations or the like, the type and number of shares subject to the Option, and the Purchase Price per share, as the case may be, shall be adjusted appropriately. In the event that any additional shares of Company Common Stock are issued after the date of this Option Agreement (other than pursuant to an event described in the preceding sentence or pursuant to this Option Agreement), the number of shares of Company Common Stock subject to the Option shall be adjusted so that, after such issuance, it equals at least 19.9% of the number of shares of Company Common Stock then issued and outstanding (without considering any shares subject to or issued pursuant to the Option).

           7.   REPURCHASE.

           (a) Subject to Section 11(i), at the request of the Parent given prior to an Exercise Termination Event, at any time commencing upon the occurrence of a Repurchase Event (as defined below), the Company (or any successor entity thereof) shall repurchase the Option from the Parent together with all (but not less than all, subject to Section 10) shares of Company Common Stock purchased by the Parent pursuant thereto with respect to which the Parent then has Beneficial Ownership, at a price (on a per share basis, the "Per Share Repurchase Price") equal to the sum of:

                (i) The aggregate Purchase Price paid by the Parent for any shares of Company Common Stock acquired pursuant to the Option;

                (ii) The difference between (A) the "Market/Tender Offer Price" for shares of Company Common Stock (defined as the higher of (x) the highest price per share at which a tender or exchange offer has been made for shares of Company Common Stock or (y) the highest closing mean of the 'bid' and the 'ask' price per share of Company Common Stock reported on the Nasdaq National Market for any day within the six-month period immediately preceding the date the Parent gives notice of the required repurchase under this Section 7) and (B) the Purchase Price as determined pursuant to Section 2 hereof (subject to adjustment as provided in Section 6), multiplied by the number of shares of Company Common Stock with respect to which the Option has not been exercised, but only if the Market/Tender Offer Price is greater than such Purchase Price; and

                (iii) The difference between the Market/Tender Offer
      Price and the Purchase Price paid by the Parent for any shares of Company Common Stock purchased pursuant to the exercise of the Option, multiplied by the number of shares so purchased, but only if the Market/Tender Offer Price is greater than such Purchase Price; provided, however, that if the sum of clauses (i), (ii) and (iii) is greater than an amount (the "Maximum Repurchase Price") equal to the sum of (x) $15,000,000 and (y) the amount set forth in (i) above, then such price shall be deemed to be the Maximum Repurchase Price for all purposes hereunder.

           (b)  In the event the Parent exercises its rights under  this
 Section 7, the Company shall, within 10 business days thereafter, pay the required amount to the Parent by wire transfer of immediately available funds to an account designated by the Parent and the Parent shall surrender to the Company the Option and the certificates evidencing the shares of Company Common Stock purchased thereunder with respect to which the Parent then has Beneficial Ownership, and the Parent shall warrant that it has sole record ownership and Beneficial Ownership of such shares and that the same are free and clear of all liens, claims, charges, restrictions and encumbrances of any kind whatsoever.

           (c) In determining the Market/Tender Offer Price, the value of any consideration other than cash shall be determined by an independent nationally recognized investment banking firm selected by the Parent and reasonably acceptable to the Company.

           (d) For purposes of this Section 7, a Repurchase Event shall be deemed to have occurred (i) upon the consummation of any merger, consolidation or similar transaction involving the Company or any purchase, lease or other acquisition of all or a substantial portion of the assets of the Company, other than any such transaction which would not constitute an Acquisition Transaction pursuant to the provisos to Section 3(b)(i) hereof or (ii) upon the acquisition by any person of beneficial ownership of 50% or more of the then outstanding shares of Company Common Stock, provided that no such event shall constitute a Repurchase Event unless an Extension Event shall have occurred prior to an Exercise Termination Event. The parties hereto agree that the Company's obligations to repurchase the Option or Option Shares under this Section 7 shall not terminate upon the occurrence of an Exercise Termination Event unless no Extension Event shall have occurred prior to the occurrence of an Exercise Termination Event.

           8.   REPURCHASE AT OPTION OF THE COMPANY AND RIGHT OF FIRST
                REFUSAL.

           (a) Except to the extent that the Parent shall have previously exercised its rights under Section 7, at the request of the Company during the six-month period commencing following the first occurrence of an Exercise Termination Event, the Company may repurchase from the Parent and the Parent shall sell to the Company all (but not less than all, subject to Section 10) of the Company Common Stock acquired by the Parent pursuant hereto and with respect to which the Parent has Beneficial Ownership at the time of such repurchase at a price per share equal to the greater of (i) 110% of the Market/Tender Offer Price, (ii) the Per Share Repurchase Price or (iii) the quotient obtained by dividing (x) the sum of (A) the aggregate Purchase Price paid for the shares so repurchased plus (B) interest on the aggregate Purchase Price paid for the shares so repurchased from the date of purchase to the date of repurchase at the highest rate of interest announced by the Parent as its prime or base lending or reference rate during such period, less any dividends received on the shares so repurchased, plus (C) the Parent's reasonable out-of-pocket expenses incurred in connection with the transactions contemplated by the Merger Agreement, including, without limitation, legal, accounting and investment banking fees by (y) the number of shares so repurchased. Any repurchase under this Section 8(a) shall be consummated in accordance with Section 7(b).

           (b) If at any time after the occurrence of a Purchase Event and prior to the expiration of the Option the Parent shall desire to sell, assign, transfer or otherwise dispose of the Option or all or any of the shares of Company Common Stock acquired by it pursuant to the Option, it shall give the Company written notice of the proposed transaction (an "Offeror's Notice"), identifying the proposed transferee, and setting forth the terms of the proposed transaction. An Offeror's Notice shall be deemed an offer by the Parent to the Company, which may be accepted within 10 business days of the receipt of such Offeror's Notice, on the same terms and conditions and at the same price at which the Parent is proposing to transfer the Option or such shares to a third party. The purchase of the Option or any such shares by the Company shall be closed within 10 business days of the date of the acceptance of the offer and the purchase price shall be paid to the Parent by wire transfer of immediately available funds to an account designated by the Parent. In the event of the failure or refusal of the Company to purchase the Option or all the shares covered by the Offeror's Notice or if any Governmental Entity disapproves the Company's proposed purchase of the Option or such shares, the Parent may, within 60 days from the date of the Offeror's Notice, sell all, but not less than all, of the Option or such shares to such third party at no less than the price specified and on terms no more favorable to the purchaser than those set forth in the Offeror's Notice. The requirements of this
 Section 8(b) shall not apply to (A) any disposition as a result of which the proposed transferee would Beneficially Own not more than 2% of the voting power of the Company, (B) any disposition of Company Common Stock by a Person to whom the Parent has sold shares of Company Common Stock issued upon exercise of the Option or (C) any sale by means of a public offering registered under the Securities Act.

           9. REGISTRATION RIGHTS. Upon the occurrence of a Purchase Event that occurs prior to an Exercise Termination Event, the Company shall, if requested by any holder or Beneficial Owner of shares of Company Common Stock issued upon exercise of the Option (except any Beneficial Owner or holder who acquired all of such Beneficial Owner's or holder's shares in a transaction exempt from the requirements of Section 8(b) by reason of clause (A) thereof) (each a "Holder"), delivered within six months of such Purchase Event, as expeditiously as possible file a registration statement on a form for general use under the Securities Act if necessary in order to permit the sale or other disposition of the shares of Company Common Stock that have been acquired upon exercise of the Option in accordance with the intended method of sale or other disposition requested by any such Holder (it being understood and agreed that any such sale or other disposition shall be effected on a widely distributed basis so that, upon consummation thereof, no purchaser or transferee shall Beneficially Own more than 2% of the shares of Company Common Stock then outstanding). Each such Holder shall provide all information reasonably requested by the Company for inclusion in any registration statement to be filed hereunder. The Company shall use its best efforts to cause such registration statement first to become effective and then to remain effective for such period not in excess of 180 days from the day such registration statement first becomes effective as may be reasonably necessary to effect such sales or other dispositions. The registration effected under this Section 9 shall be at the Company's expense except for underwriting commissions and the fees and disbursements of such Holders' counsel attributable to the registration of such Company Common Stock. In no event shall the Company be required to effect more than two registrations hereunder. The filing of the registration statement hereunder may be delayed for such period of time as may reasonably be required to facilitate any public distribution by the Company of Company Common Stock or if a special audit of the Company would otherwise be required in connection therewith. The foregoing notwithstanding, if at the time of any request by any Holder for registration of Option Shares as provided above the Company is in registration with respect to an underwritten public offering by the Company of shares of Common Stock, and if in the good faith judgment of the managing underwriter or managing underwriters or, if none, the sole underwriter or underwriters, of such offering the offer and sale of the Option Shares would interfere with the successful marketing of the shares of Common Stock offered by the Company, the number of Option Shares otherwise to be covered in the registration statement contemplated hereby may be reduced; provided, however, that after any such required reduction the number of Option Shares to be included in such offering for the account of the Holder shall constitute at least 25% of the total number of shares to be sold by the Holder and the Company in the aggregate; and provided further, however, that if such reduction occurs, then the Company shall file a registration statement for the balance as promptly as practicable thereafter as to which no reduction pursuant to this Section 9 shall be permitted or occur and the Holder shall thereafter be entitled to one additional registration and the six-month period referred to in the first sentence of this Section 9 shall be increased to 12 months. If requested by any such Holder in connection with such registration, the Company shall become a party to any underwriting agreement relating to the sale of such shares, but only to the extent of obligating itself in respect of representations, warranties, indemnities and other agreements customarily included in such underwriting agreements for parties similarly situated. Upon receiving any request for registration under this Section 9 from any Holder, the Company agrees to send a copy thereof to any other Person known to the Company to be entitled to registration rights under this Section 9, in each case by promptly mailing the same, postage prepaid, to the address of record of the Persons entitled to receive such copies, and each such other Person, whether or not known by the Company to be entitled thereto, shall be permitted to include shares of Company Common Stock with respect to which such Person is entitled to such registration rights in such registration requested by such Holder, to the extent reasonably practicable.

           10. SEVERABILITY. Any term, provision, covenant or restriction contained in this Option Agreement held by a Governmental Entity of competent jurisdiction to be invalid, void or unenforceable, shall be ineffective to the extent of such invalidity, voidness or unenforceability, but neither the remaining terms, provisions, covenants or restrictions contained in this Option Agreement nor the validity or enforceability thereof in any other jurisdiction shall be affected or impaired thereby. Any term, provision, covenant or restriction contained in this Option Agreement that is found to be so broad as to be unenforceable shall be interpreted to be as broad as is enforceable. If for any reason such Governmental Entity determines that applicable law will not permit the Parent or any other Person to acquire, or the Company to repurchase or purchase, the full number of shares of Company Common Stock provided in
 Section 2 hereof (as adjusted pursuant to Section 6 hereof), it is the express intention of the parties hereto to allow the Parent or such other Person to acquire, or the Company to repurchase or purchase, such lesser number of shares as may be permissible, without any amendment or modification hereof.

           11.  MISCELLANEOUS.

           (a) Expenses. Each of the parties hereto shall pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel, except as otherwise provided herein.

           (b) Entire Agreement. Except as otherwise expressly provided herein, this Option Agreement and the Merger Agreement contain the entire agreement between the parties with respect to the transactions contemplated hereunder and supersedes all prior arrangements or understandings with respect thereto, written or oral.

           (c) Successors; No Third-Party Beneficiaries. The terms and conditions of this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Option Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Option Agreement, except as expressly provided herein.

           (d) Assignment. Other than as provided in Sections 8 and 9 hereof, neither of the parties hereto may sell, transfer, assign or otherwise dispose of any of its rights or obligations under this Option Agreement or the Option created hereunder to any other Person (whether by operation of law or otherwise), without the express written consent of the other party.

           (e) Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered in accordance with Section 10.4 of the Merger Agreement (which is incorporated herein by reference).

           (f) Counterparts. This Option Agreement may be executed in counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

           (g) Specific Performance. The parties hereto agree that if for any reason the Parent or the Company shall have failed to perform its obligations under this Option Agreement, then either party hereto seeking to enforce this Option Agreement against such non-performing party shall be entitled to specific performance and injunctive and other equitable relief, and the parties hereto further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief. This provision is without prejudice to any other rights that either party hereto may have against the other party hereto for any failure to perform its obligations under this Option Agreement.

           (h) Governing Law. This Option Agreement shall be governed by and construed in accordance with the laws of the State of Florida applicable to agreements made and entirely to be performed within such state. Nothing in this Option Agreement shall be construed to require any party (or any subsidiary or affiliate of any party) to take any action or fail to take any action in violation of applicable law, rule or regulation.

           (i)  Regulatory Approvals; Section 16(b).  If, in connection with
 (A) the exercise of the Option under Section 3 or a sale by the Parent to a third party under Section 8, (B) a repurchase by the Company under
 Section 7 or a repurchase or purchase by the Company under Section 8, prior notification to or approval of any Governmental Entity is required, then the required notice or application for approval shall be promptly filed and expeditiously processed and periods of time that otherwise would run pursuant to such Sections shall run instead from the date on which any such required notification period has expired or been terminated or such approval has been obtained, and in either event, any requisite waiting period shall have passed. In the case of clause (A) of this subsection
 (i), such filing shall be made by the Parent and in the case of clause (B) of this subsection (i), such filing shall be made by the Company provided that each of the Parent and the Company shall use its best efforts to make all filings with, and to obtain consents of, all third parties and Governmental Authorities necessary to the consummation of the transactions contemplated hereby. Periods of time that otherwise would run pursuant to Sections 3, 7 or 8 shall also be extended to the extent necessary to avoid liability under Section 16(b) of the Exchange Act.

           (j) No Breach of Merger Agreement. Nothing contained in this Option Agreement shall, and performance by any party hereto of any of its obligations under this Option Agreement in accordance with their terms shall not, constitute a breach of any of the provisions of the Merger Agreement.

           (k) Waiver and Amendment. Any provision of this Agreement may be waived at any time by the party that is entitled to the benefits of such provision, but only by delivery of a written instrument executed by such party. This Option Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.


           IN WITNESS WHEREOF, each of the parties hereto has executed this Option Agreement as of the date first written above.


                                    REPUBLIC SECURITY FINANCIAL
                                    CORPORATION


                                    By: /s/ Rudy E. Schupp
                                       ---------------------------
                                    Name:  Rudy E. Schupp
                                    Title: Chairman and CEO


                                    FIRST PALM BEACH BANCORP, INC.


                                    By: /s/ Louis O. Davis
                                       ---------------------------
                                    Name:  Louis O. Davis
                                    Title: President and CEO